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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 15, 2001

                                 OMNICARE, INC.
             (Exact Name of registrant as specified in its charter)

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
Delaware                             1-8269                      31-1001351
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
Incorporation)

100 East RiverCenter Blvd.
Suite 1600
Covington, KY                                                              41101

(Address of principal                                                 (zip code)
executive offices)

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                                 (859) 392-3300

              (Registrant's telephone number, including area code)





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Item 5. Other Events

            On March 15, 2001 and March 20, 2001, we issued press releases pursuant to the Rule 135c safe harbor for reporting issuers relating to the private placement of $375 million of our 8-1/8% Senior Subordinated Notes due 2011 and the refinancing of our credit facilities. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

            The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes.

            Any statements in this report (including the information included in the exhibits hereto) that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, reflecting our best judgment based on available information as of the date hereof. The words "estimate," "anticipate" and other expressions that indicate future events and trends identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond our control, include overall economic, financial and business conditions, trends for the continued growth of our business and other risks and uncertainties described elsewhere in this Form 8-K (including the exhibits hereto) and in our other reports and filings with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

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
 Exhibit No.         Description
 -----------         -----------
      99.1 Press Release dated March 15, 2001 announcing the sale of $375 million aggregate principal amount of the Registrant's 8-1/8% Senior Subordinated Notes due 2011.

      99.2 Press Release dated March 20, 2001 announcing the closing of the sale of $375 million aggregate principal amount of the Registrant's 8-1/8% Senior Subordinated Notes due 2011 and the closing of the Registrant's new $495 million credit facility.

      99.3 Credit Agreement dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and the lenders named therein, as the Lenders, Lehman Commercial Paper Inc., as a Syndication Agent, SunTrust Bank, as a Documentation Agent, Deutsche Banc Alex. Brown Inc., as a Documentation Agent, and Bank One, NA, with its main office
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
            in Chicago, Illinois, as the Administrative Agent.

      99.4 Indenture dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and SunTrust Bank, as Trustee, relating to the Registrant's 8-1/8% Senior Subordinated Notes due 2011.

      99.5 Registration Rights Agreement dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and the Initial Purchasers named therein, relating to the Registrant's 8-1/8% Senior Subordinated Notes due 2011.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OMNICARE, INC.


                                       By:      /s/ Peter Laterza
                                          --------------------------------------
                                           Title:  Vice President and
                                                   General Counsel

Dated:  March 23, 2001





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                                  EXHIBIT INDEX

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
 Exhibit No.         Description
 -----------         -----------
      99.1 Press Release dated March 15, 2001 announcing the sale of $375 million aggregate principal amount of the Registrant's 8-1/8% Senior Subordinated Notes due 2011.

      99.2 Press Release dated March 20, 2001 announcing the closing of the sale of $375 million aggregate principal amount of the Registrant's 8-1/8% Senior Subordinated Notes due 2011 and the closing of the Registrant's new $495 million credit facility.

      99.3 Credit Agreement dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and the lenders named therein, as the Lenders, Lehman Commercial Paper Inc., as a Syndication Agent, SunTrust Bank, as a Documentation Agent, Deutsche Banc Alex. Brown Inc., as a Documentation Agent, and Bank One, NA, with its main office in Chicago, Illinois, as the Administrative Agent.

      99.4 Indenture dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and SunTrust Bank, as Trustee, relating to the Registrant's 8-1/8% Senior Subordinated Notes due 2011.

      99.5 Registration Rights Agreement dated as of March 20, 2001 by and among the Registrant, the Guarantors named therein and the Initial Purchasers named therein, relating to the Registrant's 8-1/8% Senior Subordinated Notes due 2011.
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